Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Exhibit 4.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

December 12, 2022

To each of the stockholders of

Grupo Aeroméxico, S.A.B. DE C.V. (the “Company”)

set forth on the Signature Pages hereto

Re: Registration Rights Agreement

Reference is made to that registration rights agreement, dated March 17, 2022 (as amended prior to the date hereof, the “Agreement”), among the Company and certain of its stockholders. Capitalized terms used but not defined herein have the meaning given to them in the Agreement.

The Company and each of the undersigned, who collectively hold 60% or more of the Registrable Securities, hereby agree to modify Section 2(a) of the Agreement as follows:

Notwithstanding anything in the Agreement to the contrary, the Company shall not be required to provide the Questionnaire to each Holder until 30 calendar days before the first public filing with the Commission of a Form F-1 Shelf and shall not be required to provide the Form F-1 Shelf (or excerpts thereof, as applicable) to each Holder until 20 calendar days prior to the first public filing with the Commission of a Form F-1 Shelf.

This modification and the Agreement shall be construed collectively, and each reference in the Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring the Agreement shall mean and be a reference to the Agreement subject to this letter agreement.

If you agree with the foregoing, please countersign and return the executed copy to the Company.

Sincerely,

By:	/s/ Ernesto Gomez Pombo
Name:	Ernesto Gomez Pombo
Title:	General Counsel & Chiel Legal Officer

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Agreed and accepted as of

the date first written above:

[***]

By:
Name: [***]
Title: [***]

By:
Name: [***]
Title: [***]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Agreed and accepted as of

the date first written above:

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

[***].

By:	[***]

By:	[***]

By:
Name: [***]
Title: [***]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Agreed and accepted as of

the date first written above:

[***]

By:
Name: [***]
Title: [***]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Agreed and accepted as of

the date first written above:

[***]

By:	[***]
Title: [***]

By:	[***]
Title: [***]

By:	[***]
Title: [***]

By:	[***]
Title: [***]

By:
Name: [***]
Title: [***]

[***]

By:	[***]
Title: [***]

By:	[***]
Title: [***]

By:	[***]
Title: [***]

By:	[***]
Title: [***]

By:
Name: [***]
Title: [***]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Agreed and accepted as of

the date first written above:

[***]

By:
Name: [***]
Title: [***]